Exhibit 99.1

Advancing Pharmacy - Reforming Healthcare Thomas Weisel Partners Healthcare Conference 2009 September 11, 2009 Brian T. Griffin Group President, Health Plans Richard J. Rubino SVP, Finance and CFO

Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Who is Medco Ranked #45 on the Fortune 100* List $51.3 Billion in Revenues for 2008 $29.8 Billion YTD June 2009 60+ Million Members Largest Independent PBM Measured by Drug Spend Largest Specialty Pharmacy Largest Mail-Order Pharmacies in the World Leader in Clinical Innovation *2008 Rankings

What is Driving Our Growth Strong Sales & Client Retention Mail-Order Prescriptions Generic Dispensing Specialty Pharmacy Medicare Business Clinical Leadership - Improving Health Outcomes at Lower Total Healthcare Cost

New-Named & Net-New Sales Performance *As of second-quarter 2009 earnings call $7.2B Annualized new-named sales Net-new sales $10.1B $5.4B >$8.0B 2008 2009* Completed virtually all of the ~$23 billion in planned 2009 renewals

Early View of 2010 Sales Performance *As of second-quarter 2009 earnings call Annualized new-named sales $2.8B 2010* 2010 scheduled and early elective renewals expected to be in the $15 billion to $20 billion range Client retention rate >98%

Mail-Order Script Volume and Growth Opportunity Annualized new-named sales ($ in billions) 2005 2006 2007 2008 2009E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 103 Mail-Order Prescription Volume (in millions) Annualized New-Named Sales and Adjusted Mail-Order Penetration 2005 2006 2007 2008 2009E New Business 3.2 3.7 1.7 7.2 10.1 2005 A 2006 2007E 2008 2009E East % Penetration Rate 0.32 0.1789 0.532 0.6451 0.089 32% 18% 53% 65% 9% * Lower estimated 2009 mail-order volume as a result of economic factors; clients and members continue to utilize mail for superior clinical care and savings Adjusted mail-order penetration rate for new business High retail volume and low mail-order penetration for new business; significant opportunity for future mail-order growth Volume from mail-order generics remains strong

2008 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 11.8 13.4 8.8 13.9 23.7 6.1 15 9.9 Generics Growth Opportunity Risperdal(r) Lamictal(r) Fosamax(r) Imitrex(r) Prevacid(r) Topamax(r) Valtrex(r) Adderall XR (r) Effexor XR(r) Flomax(r) Aricept(r) Cozaar(r) Hyzaar(r) Lipitor(r) Actos(r) Levaquin(r) Plavix(r) Seroquel(r) Singulair(r) Diovan(r) Lexapro(r) Zyprexa(r) Lovenox(r) Lidoderm(r) Source: U.S. Drug spend estimates are based on IMS Health data for 2007 and 2008. Compounded amounts are prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of August 2009. Changes may occur due to litigation, patent challenges, etc. $11.8 $13.4 $8.8 $13.9 $23.7 $6.1 $15.0 $9.9 Aciphex(r) Nexium(r) Celebrex(r) Abilify(r) Cymbalta(r) 2008 2009 2010 2011 2012 2013 2014 2015 5.7 11.8 11.8 11.8 11.8 11.8 11.8 11.8 5.7 13.4 13.4 13.4 13.4 13.4 13.4 4.8 8.8 8.8 8.8 8.8 8.8 3.9 13.9 13.9 13.9 13.9 12.7 23.7 23.7 23.7 3.3 6.1 6.1 8.9 15 5.5 $5.7 $17.5 $30.0 $37.9 $60.6 $74.9 $86.7 $98.3 ($ in Billions) ($ in Billions) 2009 Generic Contribution of $0.13; ~65% in 2H'09 $102.6 Billion in Brand Drugs Off-Patent from 2008-2015 Off-Patent Compounding Effect (prorated)

2011 2012 2013* 2014 2015 2016 2017 Acute Chronic/Complex 13.9 23.7 6.1 15 9.9 4.3 4.8 3.2 2.7 12.1 3.7 10.1 Biogenerics Expand Generic Opportunity ($ in billions) U.S. traditional generic off-patent opportunity $9.3 $17.7 $22.0 U.S. biogeneric off-patent opportunity $8.0 $14.9 Source: U.S. Drug spend estimates for biologics are based on IMS Health data for 2007 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biogenerics based on expected patent expiration dates current as of November 2008 plus two years. Changes may occur due to litigation, patent challenges, etc. *Includes all drugs with patent expirations through 2011

2006 2007 2008 2009E Acute Chronic/Complex 5437 6043 7974 9300 Strong Specialty Pharmacy Growth Accredo Net Revenues $5.4 $9.3+ $8.0 $6.0 Accredo Operating Income 2006 2007 2008 2009E 189 210 281 350 $189 $281 $350+ $210 32% 34% ($ in billions) ($ in millions) 16%+ 25%+

Retiree Solutions - Casting a Broad Net 2Q09 Medicare PDP revenues up 72.8% from 2Q08 to a record $282.6 million Over 300% growth in total retiree lives for 2009; majority are no risk, ASO contracts Expanding health plan Medicare ASO footprint increases retiree recapture capability and access to new lives Growth in health plan partner base Testament to world-class Medicare service model

Clinical Innovations - Medco Therapeutic Resource Centers(r) Medco Therapeutic Resource Centers(r) (TRCs) Full-service platform, housing specialized pharmacists to deliver superior clinical and financial outcomes for clients and members Focuses on chronic and complex conditions accounting for 96 percent of prescription and 75 percent of healthcare spending Complements the retail acute-care model, which addresses less than 4 percent of overall drug spending Milliman healthcare management consultants and actuaries reviewed and validated the clinical content and the general processes used to generate TRC performance metrics and outcomes Driving Sales, Mail Penetration, and Generic Dispensing Rates

Clinical Innovations - Personalized Medicine Pharmacogenomics ("Personalized Medicine") Leveraging the TRC platform, Medco launched two pilots using genetic tests to personalize with precision drug selection/delivery/dosing Collaboration with The Mayo Clinic for Coumadin Collaboration with LabCorp for Tamoxifen Intervention at the point of care results in reduction of overall healthcare costs New Indiana automated dispensing facility includes a world-class research center for personalized medicine

International Initiatives Acquired a majority stake in Netherlands-based Europa Apotheek Venlo, a mail-order pharmacy serving Germany Germany market had 2008 drug spend of $31 billion (Rx) and $6 billion (OTC) Opportunity leverages Medco's core competencies Partnered with Apoteket to create the first drug utilization review system in Sweden 2008 2009 Entered into a joint venture with United Drug plc, a Pan-European healthcare leader, to provide home-based pharmacy care services in the United Kingdom for patients covered by the country's National Health Service (NHS) U.K. is the third largest prescription drug market in Europe, with a population of over 60 million and drug spend over $23 billion Homecare pharmacy services currently comprise ~$1.6 billion of the U.K.'s prescription drug spending

Strong Balance Sheet and Cash Flows Six Months Ended June 2009 Three Months Ended March 2009 Six Months Ended June 2008 Cash and cash equivalents $2,085.5 MM $1,799.5 MM $371.7 MM Cash flow from operations $2,265.5 MM $1,170.3 MM $200.2 MM Capital expenditures $98.1 MM $35.4 MM $87.6 MM Total debt $4.6 B $4.6 B $4.7 B Cash flow from operations expected to be in excess of $3.0 billion in 2009 - representing a near doubling of our record 2008 performance Inventory levels declined from June 2008 by over $590 million - a 28% reduction, to under $1.5 billion Focused on improving the turns on our manufacturer rebates receivables - while our earned rebates have grown 25.3% in 2Q09 compared to 2Q08, our rebate receivables have increased only 6%

Continued Financial Strength in a Weak Economy 2009 Guidance* 2009 % Growth over 2008 2008 GAAP Diluted EPS $2.54-$2.59 19%-22% $2.13 Diluted EPS (adj. for intangible amortization) $2.76-$2.81 18%-21% $2.33 *Raised and narrowed guidance range as of second-quarter 2009 earnings call; Previous guidance: GAAP diluted EPS of $2.45-$2.55; Diluted EPS, excluding intangible amortization from 2003 spinoff, of $2.67-$2.77

(r)

Medco's Role in Healthcare Reform Facts: When you manage drugs better, you manage the whole healthcare system better For prescription drugs, healthcare is wired today Chronic and complex diseases are responsible for 96% of drug costs and 75% of medical expenses in the U.S. For 88% of chronic and complex diseases, drugs are the first choice for medical intervention (131 out of 149) Instability of a chronic or complex patient is most often tied to deviations from accepted clinical protocol or non-compliance Deviations from protocol and non-compliance cost the system billions of dollars annually

National Healthcare Reform Agenda Provide benefits for the uninsured Support health information technology initiatives Promote the use of generics Senator Obama sponsored Personalized Medicine Act Provide a pathway for biogenerics/biosimilars Opportunity for Medco Obama Administration Healthcare Objectives

Brand and Generic Trend *MAT denotes moving annual total; MAT 08/09 represents the 12 months ending in July 2009. Source: IMS Health, National Prescription Audit Plans, National Sales Perspective, September 2009. Includes re-stated historical data effective with January 2009 update to IMS databases. Brand Name Generic Total Prescriptions Dispensed (%) 2004 52 48 2005 48 52 2006 44 56 2007 40 60 2008 36 64 MAT 2008/2009 34 66 Drug Mix Trend (%) 2004 88 12 2005 87 13 2006 86 14 2007 86 14 2008 86 14 MAT 2008/2009 85 15 Drug Spend Mix Trend (%) Total Expenditures on Prescription Drugs (%) * *

Reconciliation Tables Medco Health Solutions, Inc. Selected Information (Unaudited) Full Years Ended Full Years Ended Earnings Per Share Reconciliation December 29, 2007 December 30, 2006 GAAP diluted earnings per share $1.63 $1.04 Adjustment for the 2006 legal settlements charge1 - $0.17 Diluted earnings per share, excluding the legal charge $1.63 $1.21 Diluted earnings per share growth over prior year 35% 17% 1) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006.

Reconciliation Tables Medco Health Solutions, Inc. Selected Information (Unaudited) Full Years Ended Full Years Ended Estimated Full Year Ended December 26, 2009 Estimated Full Year Ended December 26, 2009 Earnings Per Share Guidance Reconciliation December 29, 2007 December 27, 2008 Low End High End GAAP diluted earnings per share $1.63 $2.13 $2.54 $2.59 Adjustment for the amortization of intangible assets1 $0.19 $0.20 $0.22 $0.22 Diluted earnings per share, excluding intangible amortization $1.82 $2.33 $2.76 $2.81 GAAP diluted earnings per share growth over prior year 31% 19% 22% Diluted earnings per share growth over prior year, excluding intangible amortization 28% 18% 21% 1) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.